UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2025

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective August 14, 2025 (the “Closing Date”), Regional Health Properties, Inc., a Georgia corporation (the “Company”), completed its previously announced merger with SunLink Health Systems, Inc., a Georgia corporation (“SunLink”), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2025, by and between the Company and SunLink (the “Original Merger Agreement”), as amended by that certain Amendment to Amended and Restated Agreement and Plan of Merger, dated as of June 22, 2025, by and between the Company and SunLink (the “Merger Agreement Amendment”) (the Original Merger Agreement, as amended by the Merger Agreement Amendment, the “Merger Agreement”). Pursuant to the Merger Agreement, on the Closing Date, SunLink merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”).

On the Closing Date, the Company filed a Current Report on Form 8-K reporting the completion of the Merger (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of SunLink as of and for the years ended June 30, 2024 and 2023, including the independent auditor’s report, the unaudited condensed consolidated balance sheet of SunLink as of March 31, 2025 and the unaudited condensed consolidated financial statements as of March 31, 2025 and for the three and nine month periods ended March 31, 2025 and 2024 are not required to be filed again by this Current Report on From 8-K, because substantially the same information was previously filed in the Company’s Registration Statement on Form S-4, as originally filed with the Commission on May 5, 2025 (File No. 333-286975) and as thereafter amended.

(b)	Pro forma financial information

The unaudited pro forma condensed consolidated combined financial information as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024 is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 9.01(b)

(c)	Shell company transactions. None.

(d)	Exhibits.

99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Information as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.

Date:	October 30, 2025	By:	/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President